EXHIBIT 10.2

STOCK OPTION AGREEMENT

THE HOLDER OF THIS OPTION, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE OPTION AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTION, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

THIS STOCK OPTION AGREEMENT (the “Agreement”) is made and entered into to be effective as of the 1st day of September, 2010 (the “Date of Grant”) pursuant to the 2006 Stock Option and Incentive Plan (the “Plan”) of the Company.

BETWEEN:

SINOBIOMED INC., a company incorporated under the laws of the State of Delaware, U.S.A., and having an executive office and an address for notice and delivery located at SINOBIOMED INC. Room 4304, 43/F China Resources Building 26 Harbour Road, Wan Chai, Hong Kong

(the “Company”);

OF THE FIRST PART

AND:

GEORGE YU, having an address for notice and delivery located at [_______________________]

(the “Optionee”).

OF THE SECOND PART

WITNESSETH:

WHEREAS, the Board of Directors of the Company has determined that the Optionee should receive an option to purchase shares of the Company’s common shares (the “Common Shares”) in order to provide the Optionee with an opportunity for investment in the Company and additional incentive to pursue the success of the Company, said option to be for the number of Common Shares, at the price per Common Share and on the terms as set forth in this Agreement and the Plan;

AND WHEREAS the Optionee desires to receive an option on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, the parties to this Agreement agree as follows:

1.	Grant of Option.

The Company hereby grants to the Optionee, as a matter of separate agreement and not in lieu of salary or any other compensation for service, the right and option (the “Option”) to purchase all or any part of an aggregate of 5,000,000 Common Shares of the authorized and unissued U.S. $0.001 par value Common Shares of the Company (collectively, the “Option Shares”) pursuant to the terms and conditions as set forth in this Agreement.

2.	Option Price.

At any time when shares are to be purchased pursuant to the Option, the purchase price for each Option Share shall be U.S. $0.03 (the “Option Price”).

3.	Option Period.

The option period (“Option Period”) with respect to the Option shall commence from the Date of Grant and shall terminate five years from the Date of Grant, unless terminated earlier as provided in this Agreement.

4.	Vesting of Option.

It is hereby acknowledged and agreed that the Option to acquire Option Shares during the Option Period shall vest in the following manner:

(a)
the Optionee’s right to purchase an aggregate of the Option Shares under the Option shall only vest in equal monthly proportions over a period of 24 months from the Initial Vesting Date (this portion of the Option being herein the “Vesting Option”); with the first such proportion (that being five percent (4.16%) of the Option Shares) of the Vesting Option vesting on the 1st day of September 2010 and with the remaining monthly proportions of the Vesting Option vesting on the last day of each month thereafter for each of the ensuing 23 months there from; and

(c)
in the event of any combination, disposal, merger or corporate restructuring of the Company or any of its subsidiaries with another entity, the remaining options granted will vest in full and the Optionee will be entitled to exercise these options to take effect, immediately prior to such a combination, disposal, merger or corporate restructuring.

5.	Termination of Option.

(a)	This Option shall terminate upon any of the following events:

(i)	upon the earlier of the purchase of the last Optioned Share or upon the expiry of the Option Period;

(ii)
at the sole discretion of the Board of Directors, within ninety (90) days after the resignation by the Optionee or termination for cause (other than fraud on the Company or public fraud in which case termination is immediate) or expiry, without renewal or replacement, of any collateral contract of service or of employment of the Optionee with the Company, unless waived or extended in writing, at the sole discretion of the Board of Directors or, absent a collateral agreement, in the event of any action or inaction of the Optionee which causes harm to the Company and which would be under an employment agreement reasonable grounds for dismissal;

(iii)	upon requirement of any regulatory authority to which the Company is or may become subject;

(iv)	upon any adjudged violation of securities law which would result in it becoming unlawful for the Optionee to own or exercise the Option;

(v)	upon the occurrence of any of the following events the Option shall terminate at the sole discretion of the Company and be of no further force or effect whatsoever:

(A)	the dissolution or liquidation of the Company;

(B)	the appointment of a receiver for all, or substantially all, of the Company’s assets or business; or

(C)	the appointment of a trustee for the Company after a petition has been filed for the Company’s reorganization or bankruptcy under applicable statutes.

(b)
In the event that any collateral contract of service or of employment of the Optionee is terminated or ceases to be able to be performed without material cause of the Optionee, this Option shall terminate within one hundred and eighty (180) days of notice by the Company to the Optionee of such event and the Optionee shall have such period to exercise the remaining portion of the Option, in whole or in part, at the prevailing Option Price.

6.	Exercise of Option.

(a)	The Option may be exercised by delivering to the Company:

(i)
a Notice and Agreement of Exercise of Option (the “Notice and Agreement of Exercise of Option”), substantially in the form attached hereto as Schedule “A”, specifying the number of Option Shares with respect to which the Option is exercised; and

(ii)	payment of the Option Price for such Option Share, in accordance with the methods provided by the Plan or in accordance with the method approved by the board of the Company.

(b)
Promptly upon receipt of the Notice and Agreement of Exercise of Option and the appropriate payment of the Option Price by the Optionee the Company shall deliver to the Optionee a properly executed certificate or certificates representing the Option Shares purchased.

7.	Securities laws requirements.

No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), any applicable listing requirements of any securities exchange on which stock of the same class has been listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with.  Pursuant to the terms of the Notice and Agreement of Exercise of Option that shall be delivered to the Company upon each exercise of the Option, the Optionee, and the Optionee’s designate if applicable, shall acknowledge, represent, warrant and agree as follows:

(a)
all Option Shares shall be acquired solely for the account of the Optionee, or for the account of the Optionee’s designate if applicable, for investment purposes only and with no view to their resale or other distribution of any kind;

(b)	no Option Shares shall be sold or otherwise distributed in violation of the Securities Act or any other applicable federal or state securities laws;

(c)
if the Optionee, or the Optionee’s designate if applicable, is subject to reporting requirements under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Optionee, or the Optionee’s designate if applicable, shall:

(i)	be aware that the grant of the Option to purchase Option Shares is an event that may require reporting under the Exchange Act;

(ii)
be aware that any sale by him or his immediate family of the Company’s Common Shares or of any of the Option Shares within six months before or after any grant or exercise of the Option may create liability for him under the Exchange Act;

(iii)
consult with his counsel regarding the application of any provisions of the Exchange Act prior to any exercise of the Option, and prior to any sale of the Company’s Common Shares or the Option Shares within six months after any grant or exercise of the Option;

(iv)	if the Company is required to report, assist the Company with the filing of the applicable forms with the Securities and Exchange Commission; and

(v)	timely file all reports required under the federal securities laws;

(d)
if required by the Company upon any exercise, the Optionee, or the Optionee’s designate if applicable, shall report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and

(e)
if any of the Option Shares are being acquired solely for the account of the Optionee’s designate, each of the Optionee and the Optionee’s designate is either a consultant or advisor to the Company, the Optionee is under privity of contract or arrangement with the Company and each of the Optionee and the Optionee’s designate, in such capacity, has rendered bona fide services to the Company which include, but are not limited to, financial consulting, legal, administrative, managerial and/or other services which are not directly in pursuit of a market making or capital raising nature. Neither the Optionee nor the Optionee’s designate rendered or renders services, directly or indirectly, in consideration of this Option to promote or maintain a market for the Company’s securities and, furthermore, no such services were rendered or are being rendered in connection with the offer or sale of securities in a capital-raising transaction on behalf of the Company; failing any of which any Option Shares acquired hereunder may not be or may not have been registerable under the Securities Act and may not be sold unless they are sold pursuant to an exemption from registration under the Securities Act.

The foregoing restrictions or notice thereof may be placed on the certificates representing the Option Shares purchased pursuant to the Option and the Company may refuse to issue the certificates or to transfer the shares on its books unless it is satisfied that no violation of such restrictions will occur.

8.	Transferability of Option.

The Option shall not be transferable except by will or the laws of descent and distribution, pursuant to court orders arising from family relations applications or by beneficial transfer to designees providing services to the Company on behalf of the Optionee where permitted by law or by prior approval of the board.  Except with prior notice accepted by the board, the Option is exercisable only by the Optionee, however, and in accordance with the provisions hereof, any Option Shares being acquired hereunder may, at the prior direction of the Optionee, be acquired by the Optionee’s designate providing services to the Company on behalf of the Optionee.

9.	Adjustment by stock split, stock dividend, merger, etc.

If at any time the Company increases or decreases the number of its outstanding shares of Common Shares, or changes in any way the rights and privileges of such Common Shares, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in its Common Shares, or through a stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving its Common Shares or by merger, amalgamation arrangement, stock swap or other arrangement, the numbers, rights, privileges, designation or classification of the shares of Common Shares, or the replaced shares of the new resultant corporation, included in the new Option shall be increased, decreased or changed in like manner as if such Option Shares had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.

10.	Common Shares to be received upon exercise.

The Optionee understands that the Company is under no obligation to register the Option Shares under the Securities Act, and that, in the absence of any such registration, the Option Shares cannot be sold unless they are sold pursuant to an exemption from registration under the Securities Act.  However, the Company may at its sole discretion file and pay the costs of registration under Form S-8 or equivalent and available filing.  If the Company does not file a registration under Form S-8, whether at the discretion of the Company or such registration is not available, the Company shall assist the Optionee in complying with any exemption from such registration requirement, including supplying the Optionee with any information necessary to permit routine sales of the Option Shares under Rule 144 of the United States Securities and Exchange Commission (the “Rule”).  The Optionee understands that, with respect to the Rule, routine sales of securities made in reliance upon such Rule only can be made in limited amounts in accordance with the terms and condition of the Rule and that in cases in which the Rule is inapplicable compliance with either Regulation A or another disclosure exemption under the Securities Act will be required.

The Optionee understands that the Option Shares have not been registered under the Securities Act and that they will be issued in reliance upon an exemption which is available only if Optionee, or the Optionee’s designate if applicable, acquires such shares for investment and not with a view to distribution.  The Optionee is familiar with the phrase “acquired for investment and not with a view to distribution” as it relates to the Securities Act and the special meaning given to such term in various releases of the Securities and Exchange Commission.

12.	Privilege of ownership.

The Optionee and the Optionee’s designate shall not have any of the rights of a shareholder with respect to the Option Shares until Option Shares are issued upon exercise.

13.	Notices.

Any notices required or permitted to be given under this Agreement shall be in writing and delivered electronically, by delivery, or mail at the addresses first herein set forth.  If notices are mailed they shall be deemed, absent postal disruption, to be received the fifth business day after mailing.  Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address.

14.	General provisions.

(a)	Amendments. This Agreement may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver.

(b)	Proper law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware, U.S.A.

(c)	Time of the essence. Time shall be of the essence of this Agreement.

(d)	Gender. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require.

(e)
Entire agreement.  The provisions contained herein constitute the entire agreement between the parties hereto and supersede all previous understandings and agreements with respect to the granting of the within Option.

[THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

(f)
Enurement.  This Agreement shall enure to the benefit of and bind the parties hereto and shall, to the extent hereinbefore provided, enure to the parties’ respective heirs, executors, successors, administrators and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

The CORPORATE SEAL of	)
SINOBIOMED INC., the Company	)
herein, was hereunto affixed by:	)
	)	(C/S)
)
)
Authorized Signatory	)
)
)
(print name and title)

SIGNED and DELIVERED by	)
GEORGE YU	)
the Optionee herein, in the presence of:	)
)
)
Witness Signature	)
	)	GEORGE YU
)
Witness Address	)
)
)
Witness Name and Occupation	)

SCHEDULE “A”

TO SINOBIOMED INC.

NOTICE AND AGREEMENT OF EXERCISE OF OPTION

The Optionee hereby exercises its Sinobiomed Inc. Option dated September 1st, 2010 as to _____________ shares of Sinobiomed Inc. Common Shares (each an “Option Share”).

The Optionee is making payment in accordance with the provisions of the Plan or the permission of the board as follows:

The Optionee, and the Optionee’s designate if applicable, understands that no Option Shares will be issued unless and until, in the opinion of Sinobiomed Inc. (the “Company”), any applicable registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.  The Optionee, and the Optionee’s designate if applicable, hereby acknowledges, represents, warrants and agrees that the warranties and representations as to investment intent and other provisions of the Option Agreement continue to pertain to the Optionee and the Optionee continues to comply with the same.

The Optionee, and the Optionee’s designate if applicable, will assist the Company in the filing of and will timely file all reports that the Optionee, or the Optionee’s designate if applicable, may be required to file under the federal securities laws. The Optionee, and the Optionee’s designate if applicable, agrees that the Company may, without liability for its good faith actions, place legend restrictions upon the Option Shares and issue “stop transfer” instructions requiring compliance with applicable securities laws or the terms of the Optionee’s stock Option.

If any of the Option Shares are being acquired solely for the account of the Optionee’s designate, each of the Optionee and the Optionee’s designate is either a consultant or advisor to the Company, the Optionee is under privity of contract or arrangement with the Company and each of the Optionee and the Optionee’s designate, in such capacity, has rendered bona fide services to or for the benefit of the Company in compliance with the Option Agreement.

The number of Option Shares specified above are to be issued in the following registration manner as directed by the Optionee and, if applicable, to the Optionee’s designate as set forth hereinbelow:

Registration respecting the Optionee (must be completed by the Optionee):

(Print Optionee’s name)	(Optionee’s signature)

(Optionee - Print name of spouse	(Address for Optionee)
if you wish joint registration)

Registration respecting the Optionee’s designate (complete if applicable only):

(Print Optionee’s designate’s name)	(Optionee’s designate’s signature)

(Optionee’s designate - Print name of	Address for Optionee’s designate)
spouse if you wish joint registration)